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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 12, 2006

                            Agree Realty Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
                 (State or Other Jurisdiction of Incorporation)

                001-12928                                         38-3148187
        (Commission File Number)                                (IRS Employer
                                                             Identification No.)

       31850 Northwestern Highway,                                   48334
       Farmington Hills, Michigan                                 (Zip Code)
(Address of Principal Executive Offices)

                                 (248) 737-4190
              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01 CHANGES IF REGISTRATION'S CERTIFYING ACCOUNTANT.

Agree Realty Corporation (the "Company") received a letter dated May 9, 2006, from BDO Seidman, LLP, in which they resigned as the Company's independent registered public accounting firm for the 2006 fiscal year. BDO Seidman, LLP served as the Company's certifying accountant for the period from January 1, 2004 through the fiscal year ended December 31, 2005 and the first quarter of 2006. BDO Seidman, LLP's reports on the Company's financial statements for those fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years and during the subsequent interim period through May 9, 2006, there were no disagreements between the Company and BDO
Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to BDO Seidman, LLP's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report, and there were no reportable events as specified in Item 304(a)(1)(v) of Regulation S-K.

Filed as Exhibit 16.1 to this Form 8-K is a copy of the letter provided by BDO
Seidman, LLP dated May 11, 2006 addressed to the Securities and Exchange
Commission stating whether it agrees with the statements made by the Company in this Report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

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
Exhibit No.   Title
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
16.1          Letter regarding change in certifying accountant

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2006

                                      AGREE REALTY CORPORATION


                                      By: /S/ Kenneth R. Howe
                                          --------------------------------------
                                          Kenneth R. Howe
                                          Vice President - Finance and Secretary

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                                  EXHIBIT INDEX

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
Exhibit No.   Title
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
16.1          Letter regarding change in certifying accountant